Share Capital	9 Months Ended
Sep. 30, 2024
Disclosure of classes of share capital [abstract]
Share Capital

Note 8—Share Capital

The share capital of Ascendis Pharma A/S consists of 60,642,144 fully paid shares at a nominal value of DKK 1, all in the same share class. For the nine months ended September 30, 2024 the share capital was increased with 2,934,705 number of shares, which includes 2,300,000 shares related to the follow-on public offering in September 2024.